SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: April 19, 2000

LMI AEROSPACE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(I.R.S. Employer Identification No.)
3600 Mueller Road, St. Charles, Missouri	63302-0900
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events.

     On April 19, 2000, LMI Aerospace, Inc. issued a press release announcing that LMI Aerospace, Inc. entered into a component supply contract with the Boeing Company.

Item 7. Financial Statements and Exhibits

     (a)     Not applicable

     (b)     Not applicable

     (c)     Exhibits

Exhibit Number     Description

         99.1              Text of Press Release, dated April 19, 2000, issued by LMI Aerospace, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 20, 2000
LMI AEROSPACE, INC.

By: /s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit     Description

   99.1       Text of Press Release, dated April 19, 2000, issued by LMI Aerospace, Inc.